Exhibit 99.1

DCT INDUSTRIAL TRUST REPORTS

2006 FULL-YEAR AND FOURTH QUARTER RESULTS

•

Full-year funds from operations (FFO) of $89.8 million, or $0.60 per share, excluding special charge for the internalization of former advisor of $1.01 per share. Fourth-quarter 2006 FFO of $22.6 million, or $0.15 per share, excluding internalization charge.

•	Full-year net loss of $158.0 million, or $1.05 per share, impacted by internalization charge. Fourth-quarter 2006 net loss of $148.2 million, or $0.96 per share, impacted by internalization charge.

•	Occupancy 92.5% as of December 31, 2006, for the operating portfolio.

•	Record leasing activity with 2.4 million square feet of leases signed in fourth-quarter 2006.

•	Additional development activity at SCLA.

•	2007 FFO guidance of $0.67 to $0.72 per diluted share. 2007 EPS guidance of $0.07 to $0.12 per diluted share.

DENVER, CO — February 20, 2007 — DCT Industrial Trust Inc. (NYSE: DCT), a leading industrial real estate investment trust, today reported funds from operations (FFO) for the full-year 2006, of a loss of $61.3 million, or $0.41 per share including a $172.2 million special charge resulting from the internalization of its former advisor. Excluding the internalization charge, FFO for the year ended December 31, 2006 was $89.8 million, or $0.60 per share, compared with $58.6 million, or $0.60 per share, in 2005. For fourth-quarter 2006, FFO was a loss of $128.5 million, or $0.83 per share. Excluding the internalization charge, FFO for fourth-quarter 2006 was $22.6 million, or $0.15 per share, compared to $18.6 million, or $0.15 per share, for fourth-quarter 2005.

Results for the full-year 2006 were a net loss of $158.0 million, or $1.05 per share. Excluding the internalization charge, DCT Industrial Trust had a net loss of $6.9 million, or $0.04 per share. This compares with a net loss of $12.0 million, or $0.12 per share, for the full-year 2005. For the fourth-quarter 2006, the Company reported a net loss of $148.2 million, or $0.96 per share, compared with a net loss of $3.9 million, or $0.03 per share, for the fourth-quarter 2005. Excluding the internalization charge, net income for the fourth-quarter 2006 totaled $2.9 million, or $0.02 per share.

518 17TH STREET, 17TH FLOOR ♦ DENVER, CO 80202

303.597.2400 ♦ DCTINDUSTRIAL.COM

“The Company accomplished a number of important strategic objectives in the fourth quarter as well as delivered financial and operating results consistent with our plan and expectations,” said Phil Hawkins, Chief Executive Officer. “Internalizing management and listing our common shares on the NYSE, exciting progress at our land and development joint venture at SCLA, and entering into Mexico all help position DCT Industrial Trust well to deliver profitable growth in the future. In addition, our target markets continue to improve and we are very encouraged by strong leasing activity in our portfolio in the fourth quarter which has continued through January of 2007. Rental rate growth of 10.1% on leases signed in the fourth quarter reflects the healthy market environment as well as the quality of our portfolio.”

Operating Portfolio Performance

The Company owned 379 operating properties, or 56.2 million square feet, at December 31, 2006 versus 264 operating properties, or 40.3 million square feet, at the end of 2005. In the fourth-quarter 2006, net operating income increased 56% to $48.9 million from $31.4 million in fourth-quarter 2005. Occupancy of the consolidated operating portfolio as of December 31, 2006 was 92.5% compared with 93.1% as of December 31, 2005, a decrease caused mainly by the acquisition of properties during the year with higher vacancy.

For the fourth-quarter 2006, net operating income of the same store portfolio, representing 62% of the operating portfolio’s total square feet, increased 1.0%. Occupancy of the same store portfolio decreased to 91.8% at December 31, 2006, from 92.9% at December 31, 2005, representing increased vacancy of 380,000 square feet.

Leasing activity reached a record in the fourth quarter with DCT Industrial Trust signing 64 new leases totaling 2.4 million square feet. The Company realized rent growth on signed leases for which there was a prior tenant of 10.1% and 7.4% for the quarter and year ended December 31, 2006, respectively. The retention of tenants has also remained strong with 79% of leases signed both in fourth-quarter 2006 and for all of 2006 having been renewed with the existing customer.

New development at SCLA

The Company’s unconsolidated joint venture at Southern California Logistics Airport (SCLA), Stirling Capital Investments, signed a 10-year lease for a 408,000 square foot build-to-suit bulk distribution facility for Newell Rubbermaid Inc. in the fourth quarter of 2006. In addition, the venture has begun pre-development activities on three buildings for a combined 519,000 square feet. “We are very encouraged by the level of interest that we have had from potential customers at SCLA, an 8,500 acre master-planned multimodal transportation hub in Southern California with support from air, ground and rail connections,” said Jim Cochran, President and Chief Investment Officer.

Guidance

DCT Industrial Trust’s management has provided initial guidance of FFO per share for 2007 of $0.67 to $0.72 per diluted share. Earnings per share guidance for 2007 is a range of $0.07 to $0.12 per diluted share.

Summary of Recent Developments and Other Quarterly Activities

•

January 25, 2007 – Announced fourth-quarter 2006 investment and development activity including: acquisition of six buildings, or 2.8 million square feet, for a combined purchase price of $120.5 million; sale or contribution to funds of 17 buildings, or 2.6 million square feet, for $194.7 million (including $52.0 million which closed in January 2007); completion of development of a 604,000 square foot distribution building; and entry into Mexico.

•	December 12, 2006 – Announced pricing of public offering of 16.3 million shares and listing on the New York Stock Exchange.

•

October 16, 2006 – Announced stockholders’ approval of the internalization of the Company’s external management advisor, elected a slate of directors to the Company’s board and approved the Company’s name change to DCT Industrial Trust Inc.

Conference Call and Supplemental Information

The Company will host a conference call to discuss the quarterly and full year results on Tuesday, February 20, 2007 at 4:00 PM Eastern. Stockholders and interested parties may listen to a live broadcast of the conference call by dialing 1-866-225-8729 (from the U.S. and Canada) or 1-480-629-9564 (from all other countries). A telephone replay will be available shortly after the call until March 7, 2007 at (800) 406-7325; Passcode: 3678442. A live webcast and replay of the conference call will be available on the investor relations page of DCT’s website at www.dctindustrial.com.

Supplemental information will be available on the Investor Relations section of the Company’s website at www.dctindustrial.com or by e-mail request at investorrelations@dctindustrial.com. Interested parties may also obtain the supplemental information from the SEC’s website at www.sec.gov.

About DCT Industrial Trust

DCT Industrial Trust Inc. is a leading real estate company specializing in the ownership, acquisition, development and management of bulk distribution and light industrial properties located in 24 of the highest volume distribution markets in the U.S. and Mexico. As of December 31, 2006, DCT Industrial Trust owned, managed or had under development 402 properties totaling more than 63 million square feet leased to more than 750 corporate customers. Properties include 379 operating properties, three consolidated development properties, 14 unconsolidated properties held in joint ventures, and six assets under management. Further information can be found at www.dctindustrial.com.

DCT Industrial Trust Inc. and Subsidiaries

Summary Consolidated Balance Sheets

(in thousands)

	December 31, 2006	December 31, 2005
	(unaudited)
ASSETS
Land	$513,143	$327,428
Building and improvements	2,120,821	1,499,414
Intangible lease assets	198,222	155,276
Construction in progress	32,702	12,807

Total Investment in Properties	2,864,888	1,994,925
Less accumulated depreciation and amortization	(199,574)	(96,604)

Net Investment in Properties	2,665,314	1,898,321
Investments in and advances to unconsolidated joint ventures	42,336	6,090

Net Investment in Real Estate	2,707,650	1,904,411
Cash and cash equivalents	23,310	94,918
Deferred loan costs – financing obligations, net	16,467	12,270
Straight-line rent and other receivables	17,137	18,347
Other assets	43,017	27,749
Assets held for sale	41,895	—

Total Assets	$2,849,476	$2,057,695

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$27,341	$26,139
Distributions payable	30,777	19,787
Tenant prepaids and security deposits	12,329	9,321
Other liabilities	14,135	6,769
Intangible lease liability, net	17,595	10,320
Lines of credit	34,278	16
Senior unsecured notes	425,000	—
Mortgage notes	641,081	642,242
Financing obligations	191,787	154,713
Liabilities related to assets held for sale	276	—

Total Liabilities	1,394,599	869,307
Minority interests	225,920	55,577
Total Stockholders’ Equity	1,228,957	1,132,811

Total Liabilities and Stockholders’ Equity	$2,849,476	$2,057,695

DCT Industrial Trust Inc. and Subsidiaries

Summary Consolidated Statements of Operations

(unaudited, in thousands, except per share information)

	Quarters Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
REVENUES:
Rental revenues	$62,856	$40,850	$217,881	$117,220
Institutional capital management and other fees	858	—	1,256	—

Total Revenues	63,714	40,850	219,137	117,220

OPERATING EXPENSES:
Rental expenses	7,272	4,446	22,994	12,497
Real estate taxes	6,673	5,025	27,009	14,449
Real estate related depreciation and amortization	28,694	22,412	107,873	68,344
General and administrative	4,520	784	7,861	2,794
Asset management fees, related party	519	3,261	13,426	8,901

Total Operating Expenses	47,678	35,928	179,163	106,985

Operating Income	16,036	4,922	39,974	10,235
Other Income and Expense:
Equity in losses of unconsolidated joint ventures, net	(35)	—	(289)
Gain on dispositions of real estate interests, net	1,859	—	9,409	—
Loss on contract termination and related internalization expenses	(172,188)	—	(172,188)	—
Interest expense	(20,101)	(10,221)	(66,789)	(28,474)
Interest income and other	370	977	5,368	3,193
Income taxes	(794)	74	(1,392)	(210)

Loss Before Minority Interests and Discontinued Operations	(174,853)	(4,248)	(185,907)	(15,256)
Minority interests	21,414	256	22,014	524

Loss From Continuing Operations	(153,439)	(3,992)	(163,893)	(14,732)
Income From Discontinued Operations	5,252	63	5,850	2,772

Net Loss	$(148,187)	$(3,929)	$(158,043)	$(11,960)

LOSS PER COMMON SHARE – BASIC AND DILUTED:
Loss From Continuing Operations	$(0.99)	$(0.03)	$(1.09)	$(0.15)
Income From Discontinued Operations	0.03	0.00	0.04	0.03

Net Loss	$(0.96)	$(0.03)	$(1.05)	$(0.12)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	155,037	121,097	150,320	97,333

Diluted	155,037	121,975	150,320	97,774

Reconciliation of Net Loss to Funds From Operations:
Net loss attributable to common shares	$(148,187)	$(3,929)	$(158,043)	$(11,960)
Adjustments:
Real estate related depreciation and amortization	29,028	23,410	111,792	72,206
Equity in losses of unconsolidated joint ventures, net	35	—	289	—
Equity in FFO of unconsolidated joint ventures	221	—	545	—
Minority interest in losses	(20,681)	(242)	(21,269)	(526)
FFO attributable to minority interests	17,936	(829)	15,708	(1,413)
Gain on dispositions of real estate interests, net	(6,876)	—	(10,352)	—

FFO attributable to common shares, basic	(128,524)	18,410	(61,330)	58,307
FFO attributable to operating partnership units	—	140	—	262

FFO attributable to common shares, diluted	$(128,524)	$18,550	$(61,330)	$58,569

DCT Industrial Trust Inc. and Subsidiaries

Reconciliation of Net Loss and Funds From Operations Adjusted For Loss On Contract Termination And

Related Internalization Expenses

(unaudited, in thousands, except per share data)

	Quarters Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
Net Loss	$(148,187)	$(3,929)	$(158,043)	$(11,960)
Loss on contract termination and related internalization expenses	172,188	—	172,188	—
Minority interest’s share of loss on contract termination and related internalization expenses	(21,093)	—	(21,093)	—

Net income (loss) adjusted for loss on contract termination and related internalization expenses	$2,908	$(3,929)	$(6,948)	$(11,960)

LOSS PER COMMON SHARE – BASIC AND DILUTED:
Net Loss	$(0.96)	$(0.03)	$(1.05)	$(0.12)
Loss on contract termination and related internalization expenses, net of minority interest	0.98	—	1.01	—

Net income (loss) adjusted for loss on contract termination and related internalization expenses	$0.02	$(0.03)	$(0.04)	$(0.12)

FFO attributable to common shares, diluted	$(128,524)	$18,550	$(61,330)	$58,569
Loss on contract termination and related internalization expenses	172,188		172,188
Minority interest’s share of loss on contract termination and related internalization expenses	(21,093)	—	(21,093)	—

FFO adjusted for loss on contract termination and related internalization expenses, net of minority interest in operating partnership	$22,571	$18,550	$89,765	$58,569

FFO PER COMMON SHARE, ADJUSTED FOR LOSS ON CONTRACT TERMINATION AND RELATED INTERNALIZATION EXPENSES – BASIC AND DILUTED:
FFO attributable to common shares	$(0.83)	$0.15	$(0.41)	$0.60
Loss on contract termination and related internalization expenses, net of minority interest	0.98	—	1.01	—

FFO attributable to common shares, adjusted for loss on contract termination and related internalization expenses	$0.15	$0.15	$0.60	$0.60

	Full-Year Range for 2007
	(low)	(high)

Guidance:
Earnings per diluted share	$0.07	$0.12
Real estate related depreciation and amortization	0.60	0.60
Gains on dispositions of real estate interests, net	—	—

FFO attributable to common shares per diluted share	$0.67	$0.72

Financial Measures

Net operating income (“NOI”) is defined as rental revenue, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expense and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

In addition to presenting FFO in accordance with the NAREIT definition and net income (loss), as defined by GAAP, DCT Industrial also discloses FFO and net income (loss) after a specific and defined supplemental adjustment to exclude loss on contract termination and related internalization expenses. The excluded charges all relate to the internalization of DCT Industrial’s management in October 2006. The internalization transaction is expected to be a one-time transaction, and the charges associated with it are not expected to recur. Accordingly, DCT Industrial believes that these measures are useful supplemental measures of performance, as they exclude the charges associated with the internalization of DCT Industrial’s management and enable investors to compare our results between periods without taking these charges into account.

Forward-Looking Information

The Company makes statements in this document that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond its control including, without limitation: the competitive environment in which the Company operates; real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets; decreased rental rates or increasing vacancy rates; defaults on or non-renewal of leases by tenants; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; the timing of acquisitions and dispositions; natural disasters such as hurricanes; national, international, regional and local economic conditions; the general level of interest rates; energy costs; the terms of governmental regulations that affect the Company and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates; financing risks, including the risk that the Company’s cash flows from operations may be insufficient to meet required payments of principal and interest; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; the consequences of future terrorist attacks; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by the Company; the Company’s ability to continue to qualify as a REIT for tax purposes; and other risks and uncertainties detailed from time to time in DCT Industrial Trust’s filings with the Securities Exchange Commission. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:

Media:

Hewes Communications

Tucker Hewes

212-207-9451

tucker@hewescomm.com

Investors:

DCT Industrial Trust Inc.

Rob Sistek

Vice President

303-597-2400

rsistek@dctindustrial.com

SUPPLEMENTAL REPORTING PACKAGE

FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2006

DCT INDUSTRIAL TRUST INC.

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes;

•	national, international, regional and local economic conditions;

•	the general level of interest rates;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks; and

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us.

•	other risks and uncertainties detailed from time to time in our filings with the Securities Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Code and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview, Consolidated Properties	5
Property Overview (continued), Unconsolidated and Managed Properties	6
Property Type Summary	7
Leasing Statistics	8
Ten Largest Customers	9
Property Acquisitions and Dispositions	10
Development Overview	11
Construction Summary	12
Indebtedness	13
Capitalization	14
Institutional Capital Management Summary	15
Definitions	16

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Quarters Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$62,856	$40,850	$217,881	$117,220
Institutional capital management and other fees	858	—	1,256	—

Total Revenues	63,714	40,850	219,137	117,220

OPERATING EXPENSES:
Rental expenses	7,272	4,446	22,994	12,497
Real estate taxes	6,673	5,025	27,009	14,449
Real estate depreciation and amortization	28,694	22,412	107,873	68,344
General and administrative	4,520	784	7,861	2,794
Asset management fees, related party	519	3,261	13,426	8,901

Total Operating Expenses	47,678	35,928	179,163	106,985

Operating Income	16,036	4,922	39,974	10,235
OTHER INCOME AND EXPENSE:
Equity in losses of unconsolidated joint ventures, net	(35)	—	(289)	—
Gain on dispositions of real estate interests, net	1,859	—	9,409	—
Loss on contract termination and related internalization expenses	(172,188)	—	(172,188)	—
Interest expense	(20,101)	(10,221)	(66,789)	(28,474)
Interest income and other	370	977	5,368	3,193
Income taxes	(794)	74	(1,392)	(210)

Loss Before Minority Interests and Discontinued Operations	(174,853)	(4,248)	(185,907)	(15,256)
Minority interests	21,414	256	22,014	524

Loss From Continuing Operations	(153,439)	(3,992)	(163,893)	(14,732)
Discontinued operations:
Income attributable to disposed properties and assets held for sale	799	77	1,408	2,770
Gain on dispositions of properties	5,187	—	5,187	—
Minority interest in the operating partnership	(734)	(14)	(745)	2

Income From Discontinued Operations	5,252	63	5,850	2,772

Net Loss	$(148,187)	$(3,929)	$(158,043)	$(11,960)

LOSS PER COMMON SHARE - BASIC AND DILUTED
Loss From Continuing Operations	$(0.99)	$(0.03)	$(1.09)	$(0.15)
Income From Discontinued Operations	0.03	0.00	0.04	0.03

Net Loss	$(0.96)	$(0.03)	$(1.05)	$(0.12)

Weighted average common shares outstanding, basic and diluted	155,037	121,097	150,320	97,333

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	As of December 31,
	2006	2005
	(unaudited)
ASSETS
Land	$513,143	$327,428
Buildings and improvements	2,120,821	1,499,414
Intangible lease assets	198,222	155,276
Construction in progress	32,702	12,807

Total Investment in Properties	2,864,888	1,994,925
Less accumulated depreciation and amortization	(199,574)	(96,604)

Net Investment in Properties	2,665,314	1,898,321
Investment in and advances to unconsolidated joint ventures	42,336	6,090

Net Investment in Real Estate	2,707,650	1,904,411
Cash and cash equivalents	23,310	94,918
Straight-line rent and other receivables	17,137	18,347
Other assets	59,484	40,019
Assets held for sale	41,895	—

Total Assets	$2,849,476	$2,057,695

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$27,341	$26,139
Distributions payable	30,777	19,787
Tenant prepaids and security deposits	12,329	9,321
Other liabilities	14,135	6,769
Intangible lease liability, net	17,595	10,320
Lines of credit	34,278	16
Senior unsecured notes	425,000	—
Mortgage notes	641,081	642,242
Financing obligations	191,787	154,713
Liabilities related to assets held for sale	276	—

Total Liabilities	1,394,599	869,307

Minority interests	225,920	55,577
Total Stockholders’ Equity	1,228,957	1,132,811

Total Liabilities and Stockholders’ Equity	$2,849,476	$2,057,695

DCT INDUSTRIAL TRUST INC.

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Quarters Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
Reconciliation of Net Loss to FFO:
Net Loss Attributable to Common Shares	$(148,187)	$(3,929)	$(158,043)	$(11,960)
Adjustments:
Real estate related depreciation and amortization	29,028	23,410	111,792	72,206
Equity in losses of unconsolidated joint ventures, net	35	—	289	—
Equity in FFO of unconsolidated joint ventures	221	—	545	—
Minority interests in losses	(20,680)	(242)	(21,269)	(526)
FFO attributable to minority interests	17,935	(829)	15,708	(1,413)
Gain on dispositions of real estate interests, net	(6,876)	—	(10,352)	—

FFO attributable to common shares, basic	(128,524)	18,410	(61,330)	58,307
FFO attributable to operating partnership units	—	140	—	262

FFO attributable to common shares, diluted	(128,524)	18,550	(61,330)	58,569
Adjusted FFO:
Loss on contract termination and related internalization expenses, net of minority interests	151,095	—	151,095	—

FFO adjusted for contract termination and related internalization expenses	$22,571	$18,550	$89,765	$58,569

FFO per common share, basic	$(0.83)	$0.15	$(0.41)	$0.60
FFO per common share, diluted	$(0.83)	$0.15	$(0.41)	$0.60
FFO adjusted for contract termination and related internalization expenses per common share, diluted	$0.15	$0.15	$0.60	$0.60

Weighted average shares outstanding, basic	155,037	121,097	150,320	97,333
Weighted average shares outstanding, diluted	155,037	121,975	150,320	97,774

DCT INDUSTRIAL TRUST INC.

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Quarters Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$62,856	$40,850	$217,881	$117,220
Rental expenses and real estate taxes	13,945	9,471	50,003	26,946

Net Operating Income	48,911	31,379	167,878	90,274

Other operating income and expenses	(32,875)	(26,457)	(127,904)	(80,039)
Other income and expenses	(190,889)	(9,170)	(225,881)	(25,491)
Minority interests	21,414	256	22,014	524
Discontinued operations	5,252	63	5,850	2,772

Net loss	$(148,187)	$(3,929)	$(158,043)	$(11,960)

Square feet as of the period end - operating properties	55,983	39,495	55,983	39,495
Occupancy as of period end - operating properties	92.5%	93.6%	92.5%	93.6%
Same Store Operating Data: (1)
Rental revenues	$38,215	$38,214	$66,711	$67,243
Rental expenses and real estate taxes	8,796	9,079	16,295	16,440

Net Operating Income	29,419	29,135	50,416	50,803

Net operating income - non-same store properties	19,492	2,244	117,462	39,471
Other operating income and expenses	(32,875)	(26,457)	(127,904)	(80,039)
Other income and expenses	(190,889)	(9,170)	(225,881)	(25,491)
Minority interests	21,414	256	22,014	524
Discontinued operations	5,252	63	5,850	2,772

Net loss	$(148,187)	$(3,929)	$(158,043)	$(11,960)

Square feet as of the period end - operating properties	34,463	34,463	15,874	15,874
Occupancy as of period end - operating properties	91.8%	92.9%	93.7%	94.2%
Dividends per common share	$0.16	$0.16	$0.64	$0.64
Supplemental consolidated cash flow and other information:
Straight-line and above/below market rents (2)	$1,506	$1,764	$6,418	$2,852
Capitalized interest	$534	$309	$2,013	$729
Stock-based compensation amortization expense	$294	$4	$346	$29
Consolidated Capital Expenditures:
Due diligence	$4,186	$5,127	$8,504	$8,190
Development and expansions	7,424	23,337	57,498	69,808
Turnover costs	7,031	5,271	13,998	8,755
Maintenance capital expenditures	1,556	1,889	4,156	2,471

Total capital expenditures	$20,197	$35,624	$84,156	$89,224

(1)	Excludes discontinued operations

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF DECEMBER 31, 2006

Markets	Number of Buildings	Percent Owned (1)	Square Feet (in thousands)	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (in thousands)	Percentage of Total Annualized Base Rent	Annualized Base Rent Per Square Foot (2)	Historical Cost (in thousands)
Consolidated Operating Properties:
Atlanta	56	100.0%	6,584	11.7%	94.4%	$21,828	10.7%	$3.51	$306,012
Baltimore/Washington D.C.	12	100.0%	1,446	2.6%	88.7%	6,583	3.2%	5.13	92,348
Central Pennsylvania	6	100.0%	1,677	3.0%	100.0%	6,647	3.3%	3.96	92,546
Charlotte	10	100.0%	1,006	1.8%	69.2%	2,593	1.3%	3.72	47,486
Chicago	16	100.0%	3,630	6.5%	91.1%	11,713	5.7%	3.54	187,052
Cincinnati	38	100.0%	5,237	9.3%	88.7%	16,171	7.9%	3.48	221,080
Columbus	14	100.0%	4,072	7.2%	94.3%	12,250	6.0%	3.19	166,470
Dallas	54	100.0%	6,810	12.1%	89.9%	23,524	11.5%	3.84	334,498
Denver	1	100.0%	160	0.3%	100.0%	909	0.4%	5.67	9,679
Houston	34	100.0%	2,453	4.4%	86.7%	10,647	5.2%	5.01	136,409
Indianapolis	8	100.0%	3,327	5.9%	95.5%	9,201	4.5%	2.90	109,540
Kansas City	1	100.0%	180	0.3%	100.0%	728	0.4%	4.04	9,045
Louisville	2	100.0%	521	0.9%	100.0%	1,706	0.8%	3.27	18,350
Memphis	10	100.0%	4,333	7.7%	94.1%	12,350	6.0%	3.03	160,451
Miami	6	100.0%	727	1.3%	92.4%	5,187	2.5%	7.72	65,940
Minneapolis	3	100.0%	356	0.6%	100.0%	1,743	0.9%	4.89	25,832
Nashville	5	100.0%	2,712	4.8%	92.9%	7,840	3.8%	3.11	99,005
New Jersey	10	100.0%	1,189	2.1%	92.8%	6,207	3.0%	5.62	88,997
Northern California	30	100.0%	2,762	4.9%	98.0%	14,615	7.2%	5.40	232,701
Orlando	12	100.0%	1,226	2.2%	96.4%	5,320	2.6%	4.50	78,972
Phoenix	14	100.0%	1,632	2.9%	97.2%	6,579	3.2%	4.15	85,463
San Antonio	15	100.0%	1,349	2.4%	77.1%	3,607	1.8%	3.47	48,343
Seattle	8	100.0%	1,199	2.1%	100.0%	5,442	2.7%	4.54	88,691
Southern California	12	100.0%	1,395	2.5%	99.8%	7,490	3.7%	5.38	102,827

Subtotal/Weighted Average	377	100.0%	55,983	99.6%	92.5%	200,880	98.3%	3.88	2,807,737
Properties Held For Sale:
Baltimore/Washington D.C.	1	100.0%	139	0.2%	100.0%	2,335	1.1%	16.75	30,638
Phoenix	1	100.0%	103	0.2%	100.0%	1,190	0.6%	11.67	13,249

Total/Weighted Average - Operating Properties	379	100.0%	56,225	100.0%	92.5%	204,405	100.0%	3.93	2,851,624

Consolidated Development Properties:
Atlanta	2	100.0%	688	79.7%	4.6%	131	100.0%	4.15	23,728
Chicago	1	95.0%	175	20.3%	0.0%	N/A	N/A	N/A	2,561

Total/Weighted Average for Development Properties	3	99.0%	863	100.0%	3.7%	131	100.0%	4.15	26,289

Total/Weighted Average - Consolidated Properties	382	100.0%	57,088	N/A	91.2%	$204,536	N/A	$3.93	$2,877,913

Continued on next page

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF DECEMBER 31, 2006 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet (in thousands)	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent	Percentage of Total Annualized Base Rent	Annualized Base Rent Per Square Foot (2)
Unconsolidated Operating Properties:

Operating Properties in Funds:
Atlanta	1	20.0%	578	10.7%	100.0%	$1,466	11.7%	$2.54
Central Pennsylvania	3	14.9%	333	6.2%	100.0%	1,389	11.1%	4.17
Charlotte	1	10.0%	472	8.8%	100.0%	1,345	10.7%	2.85
Chicago	1	20.0%	303	5.6%	100.0%	1,504	12.0%	4.96
Dallas	1	20.0%	540	10.0%	100.0%	1,639	13.0%	3.03
Memphis	1	20.0%	1,039	19.3%	100.0%	2,857	22.7%	2.75
New Jersey	1	14.0%	87	1.6%	100.0%	630	5.0%	7.20
Northern California	1	10.0%	396	7.3%	100.0%	1,738	13.8%	4.39

Total/Weighted Average - Fund Operating Properties	10	17.1%	3,748	69.5%	100.0%	12,568	100.0%	3.35

Unconsolidated Development Properties:
Total/Weighted Average (3)	4	94.5%	1,641	30.5%	N/A	N/A	N/A	N/A

Total/Weighted Average - Unconsolidated Properties	14	40.7%	5,389	100.0%	100.0%	$12,568	N/A	$3.35

Operating Properties Asset Managed Only:
Cincinnati	2	0.0%	349	30.3%	92.9%	$1,215	26.0%	$3.75
Columbus	1	0.0%	330	28.7%	100.0%	1,164	24.9%	3.52
Minneapolis	3	0.0%	472	41.0%	100.0%	2,298	49.1%	4.87

Total/Weighted Average - Asset Managed Only Properties	6	0.0%	1,151	100.0%	97.9%	4,677	100.0%	4.15

Summary:
Total/Weighted Average - Consolidated/Unconsolidated Operating Properties	389	N/A	59,973	94.3%	93.0%	$216,973	N/A	N/A
Total/Weighted Average - Consolidated/Unconsolidated Development Properties	7	N/A	2,504	3.9%	1.3%	131	N/A	N/A
Total/Weighted Average - Asset Managed Only Properties	6	N/A	1,151	1.8%	97.9%	4,677	N/A	N/A

Total/Weighted Average - All Properties	402	N/A	63,628	100.0%	89.5%	$221,781	N/A	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Calculated as Annualized Base Rent divided by square feet under lease as of December 31, 2006.
(3)	Includes one vacant square foot building that was not under development and was acquired in connection with the SCLA transaction.

DCT INDUSTRIAL TRUST INC.

PROPERTY TYPE SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet (in thousands)	Occupancy Percentage	Number of Buildings	Square Feet (in thousands)	Occupancy Percentage	Number of Buildings	Square Feet (in thousands)	Occupancy Percentage	Number of Buildings	Square Feet (in thousands)	Occupancy Percentage
Consolidated Operating Properties:
Atlanta	30	5,498	97.9%	14	702	77.0%	12	384	75.9%	56	6,584	94.4%
Baltimore/Washington D.C.	12	1,446	88.7%	—	—	—	—	—	—	12	1,446	88.7%
Central Pennsylvania	6	1,677	100.0%	—	—	—	—	—	—	6	1,677	100.0%
Charlotte	5	715	63.8%	5	291	82.7%	—	—	—	10	1,006	69.2%
Chicago	13	3,129	90.4%	3	501	95.8%	—	—	—	16	3,630	91.1%
Cincinnati	17	4,405	88.0%	20	766	94.6%	1	66	69.8%	38	5,237	88.7%
Columbus	12	3,998	94.2%	2	74	100.0%	—	—	—	14	4,072	94.3%
Dallas	30	5,676	90.6%	8	473	86.0%	16	661	86.0%	54	6,810	89.9%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	11	1,539	86.9%	12	630	87.2%	11	284	84.3%	34	2,453	86.7%
Indianapolis	8	3,327	95.5%	—	—	—	—	—	—	8	3,327	95.5%
Kansas City	1	180	100.0%	—	—	—	—	—	—	1	180	100.0%
Louisville	2	521	100.0%	—	—	—	—	—	—	2	521	100.0%
Memphis	10	4,333	94.1%	—	—	—	—	—	—	10	4,333	94.1%
Miami	3	521	91.2%	2	157	100.0%	1	49	80.0%	6	727	92.4%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	5	2,712	92.9%	—	—	—	—	—	—	5	2,712	92.9%
New Jersey	8	1,076	92.1%	2	114	100.0%	—	—	—	10	1,190	92.8%
Northern California	9	1,755	100.0%	21	1,007	94.4%	—	—	—	30	2,762	98.0%
Orlando	3	723	100.0%	9	503	91.2%	—	—	—	12	1,226	96.4%
Phoenix	8	1,492	97.7%	6	140	92.7%	—	—	—	14	1,632	97.2%
San Antonio	11	1,096	74.8%	4	252	87.1%	—	—	—	15	1,348	77.1%
Seattle	8	1,199	100.0%	—	—	—	—	—	—	8	1,199	100.0%
Southern California	8	1,132	100.0%	3	242	100.0%	1	21	87.5%	12	1,395	99.8%

Subtotal/Weighted Average	223	48,589	93.0%	112	5,929	90.5%	42	1,465	82.1%	377	55,983	92.5%
Properties Held For Sale	—	—	—	2	242	100.0%	—	—	—	2	242	100.0%

Total/Weighted Average - Operating Properties	223	48,589	93.0%	114	6,171	90.9%	42	1,465	82.1%	379	56,225	92.5%
Consolidated Development Properties	3	863	3.7%	—	—	—	—	—	—	3	863	3.7%

Total/Weighted Average - Consolidated Properties	226	49,452	91.5%	114	6,171	90.9%	42	1,465	82.1%	382	57,088	91.2%
Unconsolidated Properties:
Unconsolidated Properties	10	3,748	100.0%	—	—	—	—	—	—	10	3,748	100.0%
Development Properties	4	1,641	0.0%	—	—	—	—	—	—	4	1,641	0.0%
Asset Managed Properties	6	1,151	97.9%	—	—	—	—	—	—	6	1,151	97.9%

Total/Weighted Average - Properties	246	55,992	89.5%	114	6,171	90.9%	42	1,465	82.1%	402	63,628	89.5%

Percentage of Square Feet		88%			10%			2%			100%
Annualized Base Rent for Consolidated and Unconsolidated Operating Properties			$177,611			$34,517			$9,653			$221,781

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed (in thousands)	Initial Base Rent Per Square Foot (2)	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (in months)	Turnover Costs (In thousands)	Turnover Costs Per Square Foot
CONSOLIDATED SAME STORE:
Q4 2006	39	1,751	$4.43	4.0%	10.7%	48.5	$2,836	$1.62
Full Year 2006	72	2,873	$3.86	0.7%	14.3%	47.7	$4,874	$1.70
TOTAL CONSOLIDATED (3):
Q4 2006
Bulk Distribution	30	2,028	$4.01	4.6%	10.7%	51.1	$3,032	$1.50
Light Industrial	24	310	5.98	0.6%	6.0%	40.7	759	2.45
Service Center	10	55	8.72	0.4%	7.8%	38.6	100	1.80

Total/Weighted Average	64	2,393	$4.38	4.0%	10.1%	49.5	$3,891	$1.63

Weighted Average Retention	79.4%

Full Year 2006
Bulk Distribution	98	6,589	$3.55	0.5%	8.3%	49.3	$8,232	$1.25
Light Industrial	51	764	5.81	-10.0%	-1.2%	48.7	2,030	2.66
Service Center	41	261	7.57	-3.5%	7.5%	36.7	801	3.06

Total/Weighted Average	190	7,614	$3.91	-0.6%	7.4%	48.9	$11,063	$1.45

Weighted Average Retention	78.7%

Lease Expirations For Consolidated Operating Properties (4)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2007 (5)	8,003	$36,703	18.0%
2008	8,602	33,305	16.3%
2009	10,041	38,260	18.7%
2010	8,575	31,460	15.4%
2011	4,929	20,685	10.1%
Thereafter	11,871	43,992	21.5%

Total leased	52,021	$204,405	100.0%

Under development (6)	863
Available	4,204

Total Portfolio	57,088

(1)	Does not include month-to-month leases. Includes leasing activity in properties held for sale.
(2)	Excludes contractual rent increases and monthly reimbursable costs.
(3)	Excludes development leases.
(4)	Assumes no exercise of lease options.
(5)	Includes leases that are on month-to-month terms.
(6)	Includes 31,620 leased square feet where leases have been executed.

DCT INDUSTRIAL TRUST INC.

Ten Largest Customers (1)

(dollar amounts in thousands)

CUSTOMER	Number of Leases	Annualized Base Rent	Percentage of Portfolio (2)	Pro-Rata Annualized Base Rent (3)	Square Feet Occupied (4) (in thousands)

Exel, Inc.	7	$4,596	2.12%	$4,596	1,366
Technicolor	2	3,967	1.83%	3,967	1,455
Whirlpool Corporation	2	3,643	1.68%	3,643	1,156
Bridgestone/Firestone	2	3,481	1.60%	3,481	1,340
United Parcel Service (UPS)	4	2,633	1.21%	2,633	797
Ozburn-Hessey Logistics	7	2,246	1.03%	2,246	666
International Truck and Engine	2	2,111	0.97%	2,111	712
The Clorox Sales Company (5)	2	2,787	1.28%	1,476	877
S.C. Johnson & Son, Inc.	2	2,948	1.36%	1,384	900
Johnson & Johnson Health Care (6)	2	2,118	0.98%	424	770

Total ten largest tenants’ leases	32	30,530	14.06%	$25,961	10,039

All other tenants	845	186,574	85.94%		45,762

Total portfolio	877	$217,104	100.00%	N/A	55,801

(1)	Includes consolidated and unconsolidated operating and development properties. Largest customers based on occupied square feet.
(2)	Based on total Annualized Base Rent as of December 31, 2006.
(3)	Based on ownership as of December 31, 2006.
(4)	Based on occupancy as of December 31, 2006.
(5)	540,000 square feet is 20% owned by DCT Industrial.
(6)	Buildings are 20% owned by DCT Industrial.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED ACQUISITION AND DISPOSITION SUMMARY FOR THE YEAR ENDED DECEMBER 31, 2006

Property/Portfolio	Market	Number of Buildings	Square Feet (in thousands)	Transaction Date
Acquisitions
Parkwest III	Cincinnati	3	892	1/6/2006
GSW Gateway Three	Dallas	1	280	1/13/2006
Visteon	Nashville	1	456	1/13/2006
Franklin Road	Indianapolis	3	823	2/27/2006
Zane Trace	Columbus	1	99	3/14/2006
Lunt Avenue	Chicago	1	64	3/17/2006
Fairbanks Center	Houston	1	103	3/27/2006
OPUS 2006	Various	7	1,898	4/13/2006
California Logistics Center	Northern California	1	437	4/21/2006
Silver Spring	Central Pennsylvania	1	104	4/27/2006
Pizzuti Columbus	Columbus	10	2,657	5/19/2006
Roosevelt	Phoenix	1	99	5/19/2006
111 Lake Drive	New Jersey	1	146	5/25/2006
452 Business Center	New Jersey	2	160	6/6/2006
CalTIA	Various	78	7,871	6/9/2006
Eagle Creek	Minneapolis	2	239	6/9/2006
Medline Distribution Center (1)	Southern California	1	222	6/30/2006
Pinnacle IX	Chicago	1	562	11/1/2006
260 Southfield	Atlanta	1	125	11/8/2006
Rittiman	San Antonio	13	1,177	12/7/2006
Independence	Central Pennsylvania	1	378	12/26/2006
Midpoint	Kansas City	1	180	12/27/2006
Whirlpool Cabot	Northern California	1	351	12/28/2006

Total acquisitions		133	19,323

Total Acquisition Price - $1.1 billion
Weighted Average Yield - 6.5%(year-one, cash basis)

Contributions to Funds
DCT Fund I LLC	Various	6	2,647	2/21/2006
TRT-DCT Industrial JV I GP	Various	2	576	12/8/2006

Total		8	3,223

Dispositions
Eagle Creek Commerce Center East (2)	Minneapolis	1	107	10/16/2006
Rickenbacker IV (2)	Columbus	1	330	10/16/2006
Park West Q (2)	Cincinnati	1	199	10/16/2006
Minnesota Valley III (2)	Minneapolis	1	233	10/31/2006
Park West L (2)	Cincinnati	1	150	10/31/2006
Eagle Creek Commerce Center West (2)	Minneapolis	1	132	10/31/2006
Boston portfolio	Boston	6	568	11/21/2006
5925 Cabot Parkway	Atlanta	1	91	12/18/2006

Total		13	1,810

Total Contributed Value/Sales Price - $265.6 million

(1)	Held for redevelopment.
(2)	Assets continue to be managed by DCT Industrial.

DCT INDUSTRIAL TRUST INC.

DEVELOPMENT OVERVIEW AS OF DECEMBER 31, 2006

(dollar amounts in millions)

	Square Feet (in thousands)	Acres	Historical Cost			Projected Investment			Projected Stabilization by Year ($)
			Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total	2007	2008
2006 Stabilizations (1)	1,626	n/a	$74.0	$—	$74.0	$74.0	$—	$74.0	n/a	n/a

Under Development:
Shell Complete	1,245	n/a	$23.7	$14.9	$38.6	$29.1	$18.8	$47.9	$47.9	$—
Under Construction	1,205	n/a	2.6	33.2	35.8	10.0	45.5	55.5	—	55.5

Total Under Development	2,450	n/a	$26.3	$48.1	$74.4	$39.1	$64.3	$103.4	$47.9	$55.5

Forward Commitment, Build-to-Suit, and Redevelopment (2)	1,966	n/a	$15.2

Pre-Development (3) (4)	1,282	n/a	$7.7

Land
Owned (4) (5)	7,019	468.3	$23.2
Under Control (4) (6)	400	4,040.4	—

Total	7,419	4,508.7	$23.2

Grand Total	14,743	4,508.7	$146.4

(1)	Includes Johnson and Johnson (Memphis), Cummins (Cincinnati), Veterans 1 (Chicago), Exel (Central Pennsylvania).
(2)	Includes Deltapoint (Memphis), Nexxus (Monterrey, Mexico), Medline (Southern California). Total Projected Investment in these assets is estimated to be between $85 million and $90 million.
(3)

Includes Dulles Summit Phase I (Baltimore/Washington DC), Airport Distribution (Orlando) and a portion of Phase I of SCLA (Southern California). Total Projected Investment in these assets is expected to be between $80 million and $85 million

(4)	Summary of SCLA:

	Square Feet (in thousands)	Acres	Approximate Investment (in millions)
Phase 1 (Owned):
Pre-Development	926	52	$50
Land Held (Square Feet based on 40% coverage)	5,356	304

Total	6,282	356

Additional Phases (Under Control)		3,994

Total SCLA		4,350

(5)

Includes Buford Phase II (Atlanta), Dulles Summit Phase II (Baltimore/Washington DC), ADC North (Orlando), Sycamore Canyon B (Southern California) and a portion of Phase I of SCLA (Southern California). Both the Sycamore Canyon and SCLA land is unconsolidated.

(6)

Includes estimated square feet on first option of Deltapoint land (Memphis) and excludes option on approx. 24.6 additional acres. Excludes potential square feet associated with future phases at SCLA (see note 4).

DCT INDUSTRIAL TRUST INC.

CONSTRUCTION SUMMARY AS OF DECEMBER 31, 2006

(dollar amounts in millions)

Project	Market	Square Feet		Projected Investment	Start Date	Anticipated Stabilization Date	Developer	DCT Ownership %
Shell Complete		(in thousands	)
Buford 100	Atlanta	499		$19.4	2nd Qtr 2005	2007	DCT	100.0%
Buford 200	Atlanta	189		9.6	2nd Qtr 2005	2007	DCT	100.0%
South Creek IV	Atlanta	557		18.9	2nd Qtr 2005	2007	Simmons-Vedder	97.1%

Total/Weighted Average		1,245		$47.9				98.9%

Under Construction
Sycamore Canyon A	Southern California	460		$23.4	2nd Qtr 2006	2008	Panattoni	90.0%
Veterans 2	Chicago	175		10.0	3rd Qtr 2006	2008	Seefried	90.0%
Logistics Way	Nashville	570		22.1	3rd Qtr 2006	2008	Logistics Way Investors	95.0%

Total/Weighted Average		1,205		$55.5				92.0%

Grand Total/Weighted Average		2,450		$103.4				95.2%

Projected Stabilized Yield				7.6%

DCT INDUSTRIAL TRUST INC.

INDEBTEDNESS

(dollar amounts in thousands, except per share data)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 12/31/2006
Senior Unsecured Notes:
2 year, variable rate (1)	6.08%	6.02%	June 2008	$275,000
5 year, fixed rate	5.53%	5.24%	April 2011	50,000
8 year, fixed rate	5.68%	6.03%	January 2014	50,000
10 year, fixed rate	5.77%	5.74%	April 2016	50,000

				425,000

Mortgage Notes:
Fixed Rate Secured Debt	5.41%	5.09%	Feb 2008 - Nov 2022	607,585
Variable Rate Secured Debt	6.55%	4.90%	October 2011	25,237
Premiums, Net of Amortization				8,259

				641,081

Total Senior Unsecured Notes and Mortgage Notes				1,066,081
Secured and Unsecured Credit Facilities:
Senior Unsecured Revolving Credit Facility (2)	6.15%	6.15%	December 2010	34,272
Senior Secured Revolving Credit Facility (2)	7.15%	7.15%	June 2007	6

Outstanding Balance on Credit Facilities				34,278

Total Carrying Value of Debt				$1,100,359

Weighted Average Interest Rate	5.66%	5.44%
Fixed Rate Debt (1)	5.62%	5.42%		95%
Variable Rate Debt	6.32%	5.62%		5%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$19,100
Development Joint Ventures				29,589

				$48,689

Scheduled Principal Payments of Debt as of December 31, 2006 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes	Senior Revolving Credit Facilities	Total
2007	$—		$7,644	$6	$7,650
2008	275,000	(1)	69,798	—	344,798
2009	—		7,306	—	7,306
2010	—		57,729	34,272	92,001
2011	50,000		234,328	—	284,328
2012	—		172,158	—	172,158
2013	—		23,279	—	23,279
2014	50,000		3,293	—	53,293
2015	—		44,571	—	44,571

2016	50,000		5,309	—	55,309
Thereafter	—		7,407	—	7,407

Total	$425,000		$632,822	$34,278	$1,092,100

(1)	During June 2006, we issued $275.0 million of variable rate, senior unsecured notes. In conjunction with this transaction, we entered into a LIBOR-based swap which fixed the interest rate associated with these notes until February 2007. Additionally in June 2006, we entered into an eight-month, LIBOR-based, forward-starting swap to mitigate our risk of future interest rate fluctuations after February 2007.
(2)	The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime. The senior secured revolving credit facility bears interest at either prime plus .0375% or, at DCT’s election, LIBOR plus 1.8%. After giving effect to outstanding letters of credit, we have $226.6 million available on our unsecured revolving credit facility, which has a $300 million total capacity.
(3)	Based on ownership as of December 31, 2006. This debt has not been guaranteed by the Company.

DCT INDUSTRIAL TRUST INC.

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of December 31, 2006

Description	Shares or Units (in thousands)	Share Price	Market Value
Common Shares Outstanding	168,355	$11.60	$1,952,914
Operating Partnership Units Outstanding (1) (2)	23,729	$11.60	275,262

Total Equity Market Capitalization			2,228,176

Consolidated debt			1,100,359
Pro rata share of debt related to unconsolidated joint ventures			48,689

Total Debt			1,149,048

Total Market Capitalization			$3,377,224

Ratio of total debt to total market capitalization			34.0%

Fixed Charge Coverage

	Quarters Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
Net loss	$(148,187)	$(3,929)	$(158,043)	$(11,960)
Interest expense (3)	20,186	10,354	67,273	28,712
Depreciation and amortization (3)	29,036	23,410	111,800	72,206
Income taxes	794	(74)	1,392	210
Stock-based compensation amortization expense	294	4	346	29
Minority interest (3)	(20,680)	(242)	(21,269)	(526)
Equity in losses of unconsolidated joint ventures, net	35	—	289	—
Non-FFO gains on dispositions of real estate interests, net,	(6,876)	—	(10,352)	—
Loss on contract termination and related internalization expenses	172,188	—	172,188	—

Adjusted EBITDA	$46,790	$29,523	$163,624	$88,671

Calculation of Fixed Charges
Interest expense (3)	$17,371	$8,596	$56,233	$24,663
Interest expense related to financing obligation	2,815	1,758	11,040	4,049
Capitalized interest	534	309	2,013	729
Amortization of loan costs and debt premium/discount	63	52	254	(561)
Amortization of financing obligations	(296)	(182)	(1,165)	(489)
Pro rata share of interest expense from unconsolidated JVs	676	26	1,833	26

Total Fixed Charges	$21,163	$10,559	$70,208	$28,417

Fixed Charge Coverage	2.2	2.8	2.3	3.1

(1)	Excludes unvested Long-Term Incentive Plan Units and Phantom Shares of 523,683 units.
(2)

As of December 31, 2006, our balance sheet includes $191.8 million of financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common interests (TIC). In satisfaction of this financing obligation, we anticipate issuing approximately 15.7 million OP units in 2007, of which 6.8 million units had been issued as of February 20, 2007. The payments made to these investors while they held TIC interests are reflected as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations and non real estate related amortization.

DCT INDUSTRIAL TRUST INC.

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(unaudited, dollar amounts in thousands, except per square foot data)

	For the Year Ended December 31, 2006		CONSOLIDATED BALANCE SHEETS:	As of December 31, 2006
CONSOLIDATED STATEMENTS OF OPERATIONS:	DCT Fund I LLC	TRT-DCT Industrial JV I GP		DCT Fund I LLC	TRT-DCT Industrial JV I GP
Revenues:
Rental revenues	$9,118	$279	Total Investment in Properties	$124,492	$59,530
Other revenues	92	10	Accumulated depreciation and amortization	(4,158)	(103)

Total revenues	9,210	289	Net Investment in Properties	120,334	59,427

Expenses:			Cash and cash equivalents	617	—
Real estate taxes	878	7	Other Assets	1,753	495

Rental expenses	1,302	5	Total Assets	$122,704	$59,922

Depreciation and amortization	4,117	96	Secured debt (1)	$95,500	$—
Management fees	184	7	Other Liabilities	2,896	2,474

Total expenses	6,481	115	Total Liabilities	98,396	2,474
Interest expense	(4,593)	—	Partners’ Capital	24,308	57,448

Net Income (Loss)	$(1,864)	$174	Total Liabilities and Partners’ Capital	$122,704	$59,922

Rental revenues	$9,118	$279

Rental expenses and real estate taxes	2,180	12

Net Operating Income	$6,938	$267

DCT Industrial Ownership %	20%	10%

Market Data by Fund:	Number of Buildings	Square Feet	Occupancy Percentage	Annualized Base Rent	Percentage of Total Annualized Base Rent	Annualized Base Rent Per Square Foot
		(000s)
DCT Fund I LLC:
Atlanta (2)	1	578	100.0%	$1,466	17%	$2.54
Central Pennsylvania (2)	1	100	100.0%	411	5%	4.11
Chicago (2)	1	303	100.0%	1,504	18%	4.96
Dallas (2)	1	540	100.0%	1,639	19%	3.03
Memphis (2)	1	1,039	100.0%	2,857	34%	2.75
New Jersey (2)	1	87	100.0%	630	7%	7.20

Subtotal	6	2,647	100.0%	$8,507	100%	$3.21

TRT-DCT Industrial JV I GP:
Central Pennsylvania (3)	2	233	100.0%	$978	24%	$4.20
Charlotte (2)	1	472	100.0%	1,345	33%	2.85
Northern California (4)	1	396	100.0%	1,738	43%	4.39

Subtotal	4	1,101	100.0%	4,061	100.0%	3.69

Total/Weighted Average - Unconsolidated Fund Properties	10	3,748	100.0%	$12,568		$3.35

(1)	Debt matures in 2012 and has a stated interest rate of 5.6%.
(2)	Properties were previously owned by the Company and contributed into the fund.
(3)	One property was contributed by the Company and one property was purchased directly into the fund.
(4)	Property was purchased directly into the fund.

DCT INDUSTRIAL TRUST INC.

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, equity income (loss) related to unconsolidated joint ventures and minority interest, and excludes non-FFO gains on disposed assets. Additionally, adjusted EBITDA excludes the loss on contract termination and related internalization expenses, which we consider to be more useful in understanding our results of operations.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures - (Cap Ex)	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the increase/decrease in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease. Free rent periods are not considered.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Due Diligence Capital Expenditures	Costs that were identified during the acquisition-related due diligence activity to renovate, rehabilitate and reposition real estate assets to market standards.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the increase in monthly Net Effective Rent (on a GAAP basis, including straight-line rent and above/below rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs. Additionally, the amortization of the financing obligation is not included.

Fixed Charge Coverage	We calculate Fixed Charge coverage as adjusted EBITDA divided by total Fixed Charges.

FFO	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

Historical cost	Represents historical undepreciated book value pursuant to GAAP as of the period indicated including acquisition fees.

Initial Base Rent Per Square Foot	Monthly base rent (cash basis) per the lease divided by the square feet leased. Free rent periods are not considered.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenue, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expense and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations square feet)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated properties that have been owned and stabilized for the entire current and prior period presented. Properties considered discontinued operations are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are considered stabilized when generally 95% occupied, or up to approximated 18 months after completion of construction.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield	Calculated as Net Operating Income divided by Acquisition Price.